UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

UWHARRIE CAPITAL CORP

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your vote count! UWHARRIE CAPITAL CORP 2021 Annual Meeting vote by may 10,2021 11:59 PM ET Uwharrie capital corp making a difference* uwharrie capital corp c/o broadridge p.o. box 1342 brentwood, ny 11717 d43587-p51436 you invested in uwharrie capital corp and it’s time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy materials for the annual meeting to be held on may 11, 2021. Get informed before you vote view the letter to shareholders, notice of annual meeting and proxy statement/annual report booklet, and telephone/internet insert online or you can receive a free paper or email copy of the material(s) by requesting prior to April 27,2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv for complete information and to vote, visit www.proxyvote.com control # smartphone users point your camera here and vote without entering a control number vote in person or virtually at the meeting* may 11, 2021 10:00 am, edt the uwharrie boardroom at uwharrie capital corp 132 north first street Albemarle, nc 28001 you may also attend the meeting via internet and vote during the meeting. Please contact the company’s investor relations office at 704-982-4415 or toll-free 1-800-438-6864 or investorrelations@uwharrie.com for more information and instructions. *please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these share.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1.ELECTION OF DIRECTORS Election of six (6) Directors for three-year terms as indicated below or until their successors are duly elected and qualified. Nominees: 1a. Dean M. Bowers 1b. James O. Campbell 1c. Tara G. Eudy 1d. Deidre B. Foster 1e. Allen K. Furr 1f. S. Todd Swaringen 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021. For For For For For For For